SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 27, 2007
REPUBLIC PROPERTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32699 (Commission File Number)	20-3241867 (IRS Employer Identification No.)

13861 Sunrise Valley Drive, Suite 410, Herndon, Virginia (Address of Principal Executive Offices)	20171 (Zip Code)
Registrant’s telephone number, including area code: (703) 880-2900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On September 27, 2007, Republic Property Trust (“Republic”) issued a press release announcing that the shareholders of Republic voted to approve the merger of Republic with and into Liberty Acquisition LLC (“Liberty Acquisition”), a wholly owned subsidiary of Liberty Property Trust (“Liberty”), pursuant to the Agreement and Plan of Merger, dated as of July 23, 2007, by and among Republic, Republic Property Limited Partnership, Liberty, Liberty Acquisition and Liberty Property Limited Partnership at Republic’s special meeting of shareholders.
     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Safe Harbor for Forward-Looking Statements
     Various statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of Republic to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which Republic operates; financing risks; property management risks; the level and volatility of interest rates; financial stability of tenants; Republic’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks; potential environmental and other liabilities; our ability to pay our estimated distribution at its current rate; the outcome of material litigation; the impact of potential management changes; Republic’s ability to acquire its option properties; the outcome of the merger with Liberty or any other strategic alternative course of action; and other factors affecting the real estate industry generally. Republic refers you to the documents filed by Republic from time to time with the SEC, including Republic’s Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q, each of which discusses these and other factors that could adversely affect Republic’s results. Republic does not undertake a duty to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 27, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 27, 2007

REPUBLIC PROPERTY TRUST
By:	/s/ Michael J. Green
Michael J. Green
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated September 27, 2007